Investor Presentation Q3 2023

Disclaimer This information contained in this presentation is confidential information regarding Movella Holdings Inc (“Movella” or the “Company” ). Such information is being provided on a strictly confidential basis and may not be published, reproduced , copied or disclosed to any other party without the prior written approval of Movella. The information contained herein does not purport to be all-inclusive and this presentation is made solely for information al purposes and delivered to assist interested parties in making their own evaluation with respect to investing in Movella, and no representation or warranty, express or implied, is made by Movella or any of its representatives as to the information contained in these materials or disclosed during any related presentation or discussions. 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This presentation should not be considered a recommendation by Movella or its affiliates, advisors or representatives to invest in Movella, and recipients interested in investing are recommended to seek their own independent financial, legal and other advice from persons authorized and specializing, as necessary, in investments of the kind in question and should rely solely on their own judgment, review, and analysis in evaluating the investment. Recipients should be aware that any investment activity exposes them to risk of losing some or all of their investment. The information contained in this presentation is provided only as of the date on which this presentation is made and is subject to change. Movella is not under any obligation to update or otherwise revise the information after the date of presentation. 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Statements other than historical facts, including, but not limited to, those concerning (i) the Francisco Partners financing, (ii) market conditions, (iii) the revenues , earnings , performance, strategies, prospects, anticipated product development timing, market opportunities, and other aspects of the businesses of the Company or (iv) trends, consumer or customer preferences or other similar concepts with respect to the Company, are based upon management’s current expectations, assumptions and estimates, and are not guarantees of future results or the timing thereof and should not be relied upon as such. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties related to the business of Movella, including, but not limited to, (1) changes in domestic and foreign business, market, financial, political, and legal conditions, (2) risks relating to the uncertainty of the projected financial information of the Company, (3) the effects of competition on the Company's business, and (4) other risks discussed in Movella’s Annual Report on Form 10-K under the heading "Risk Factors" and other documents that Movella has filed or will file with the Securities and Exchange Commission. The Company does not commit to update or revise the forward- looking statements set forth herein, whether as a result of new information, future events or otherwise, except as may be required by law. Performance, Statistics and Use of Non-GAAP Financial Measures Past performance is not indicative of future results. 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These estimates have been developed based on a variety of estimates and assumptions about future events that rely significantly on management's judgment and that, while presented with numerical specificity and considered reasonable by management, are inherently subject to significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Company's or any other person's control, and on estimates and assumptions with respect to future business decisions that are subject to change. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to any projections for purpose of their inclusion in this presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. 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This presentation includes certain financial measures of Movella not presented in accordance with generally accepted accounting principles in the U.S. ("GAAP"), including, but not limited to, gross profit, operating expenses, operating income, EBITDA, EBITDA Margin and EBITDA Profitability in each case presented on a non-GAAP basis. These non-GAAP measures of financial performance may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to revenue, gross profit or net income or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the usage of those non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company's financial measures with those of similar companies, many of which present similar non -GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non -GAAP financial measures. Trademarks This presentation contains trademarks and tradenames of Movella and of other parties. 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Introduction

Movella Digitizes Movement 4 Our full-stack platform (sensors, software, data analytics, and AI) enable a wide range of existing and emerging high-growth markets by generating insights from the data. Movella is a global leader in digitizing movement of the human body and of automatons that mimic human movement. Customer benefits include accurate avatar and automaton movements, immersive movies and games, improved athletic performance, and unique health insights.

Multiple levers for margin expansion driven by growth, new revenue streams and expense management Experienced leadership team with track record of scaling global businesses organically and inorganically Proprietary technology protected by rich patent portfolio and decades of trade secrets & know-how Critical, scalable enabling technology for multiple high-growth emerging end markets and applications A global leader in digitization of movement with highly differentiated and integrated full-stack solutions Investment Highlights 8 Capital-efficient financial model and path to profitability(*) *Profitability is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that represents Movella’s net loss adjusted to exclude (1) deemed dividends from the accretion of Series D- 1 preferred stock (2) stock-based compensation expense (3) amortization of acquired intangibles (4) loss on debt extinguishment (5) change in fair value of warrant liabilities (6) debt issuance costs (7) revaluation of debt, net (8) impairment of intangible assets (9) interest expense (10) interest income (11) income tax expense (benefit) (12) depreciation and amortization (13) other expenses (income) (14) non-recurring transaction expenses and (15) other infrequent costs.

Visionary and Experienced Leadership with Compelling Partnership with Leading Technology Investors 9

Company Overview

Movella at a Glance 11 Key Business Stats 59% 1H 2023 Non-GAAP Gross Margin $17.5M 1H 2023 Revenue CY2022E Revenue Growth 2,000+ Customers – no greater than 5% of revenue 176 Patents Issued and Pending 125+ Channel Partners $51M Cash and Equivalents Movella has a diverse customer base, established leadership presence and path to profitability in its current markets 33% 30% 37% EMEA Americas APAC 1H 2023 Revenue by Region 1H 2023 Revenue by End Market 37% 32% 31% Entertainment Health & Sports Automation & Mobility

Enabler of New Applications in Massive "Megatrend" Markets



Metaverse
$856B(1)
2025E
Next-Gen Gaming
$457B(1)
2025E
Emerging
Existing
Special Effects
$29B(2)
2022E
Video Games
$217B(3)
2022E
Worker Health
$20B(4)
2025E
Sports Technology
$21B(5)
2022E
Digitization of Movement
Warehouse Robotics
$11B(6)
2022E
Autonomous Robots
$88B(7)
2025E
Work-Related Ergonomics
$50B(8)
2022E
Drones
$33B(9)
2022E
Digital Health
$480B(10)
2025E

Note: Market size estimates provided utilize information from the sources listed below, and in some cases, are calculated based on the implied cumulative average growth rates expected to occur in the target years

1) Bloomberg Intelligence, Metaverse may be $800B market, next tech platform (Comprised of Social Media Ads, Gaming, AR & VR Hardware, Live Entertainment, Gaming Software, and Service Ads)
2) Vantage Market Research, Global VFX Market
3) Mordor Intelligence, Gaming Market – Growth, Trends, COVID-19 Impact, and Forecasts
4) MarketsandMarkets, Workplace Safety Market by Component
5) MarketsandMarkets, Sports Technology Market with COVID-19 Impact by Technology
6) Mordor Intelligence, Warehouse Robotics Market – Growth, Trends, COVID-19 Impact, and Forecasts
7) Research and Markets, Autonomous Mobile Robots Market Research Report
8) CDC, Work-Related Musculoskeletal Disorders & Ergonomics
9) Grand View Research, Drone Market
10) ReportLinker, Digital Health Global Market Report 2022

Movella™

Proprietary and Confidential. © 2023 Movella Inc. All rights reserved.

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Movella Offers a Full-Stack Solution Suite 13 Sensor Fusion Proprietary algorithm determines orientation, position, and movement with sensors • consumers experience mixed reality Motion Capture Patented system and software with centimeter-level motion capture accuracy Visualization Software Desktop and mobile tools, graphics, and animation provide data visualization AI Cloud Analytics Motion Cloud analytics provide holistic human body and kinematics insights

Overview of Current End Markets 14 Representative Customers Select Use Cases Entertainment 37% of 1H 2023 Revenue Health & Sports 32% of 1H 2023 Revenue Representative Customers Select Use Cases Automation & Mobility 31% of 1H 2023 Revenue Representative Customers Select Use Cases Note: 1H2023 revenue by end market and other statistics as of 8/9/23

Customer Case Study: Electronic Arts

Leading game developer with renowned and award-winning titles such as FIFA, F1, and Battlefield

Overview

Movella provides solutions to EA to facilitate motion-based game development by capturing and digitizing actors' movements for 3D character animation. Titles that Movella has directly provided support for include FIFA, F1, APEX Legends, Star Wars, Battlefield, and Dirt. Currently, Movella is working with EA to expand the FIFA use case of full team motion capture to other sports.

Why Movella?

- **High-quality production-ready:** recorded data goes directly in the pipeline with minimal data clean up
- **Ease-of-use:** light, portable solution that can be quickly set up, calibrated, and used stat
- **Flexibility:** easy to scale, outdoor and on-location recording, no studio required, recording anywhere, anytime

Background of the FIFA Relationship

Movella currently supports 10+ EA studios globally. EA originally chose to work with Movella in 2010 for its unmatched inertial motion capture solutions, which were utilized to develop the award-winning FIFA video game franchise. In 2021, Movella captured high-quality motion data for 22 players simultaneously as they played a real match on a regulation soccer field.


HYPERMOTION

DiRT
RALLY 2.0
AVAILABLE NOW

F1 2021

APEX
LEGENDS

STAR WARS
KNIGHTS
OLD REPUBLIC

BATTLEFIELD
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Movella

Proprietary and Confidential. © 2023 Movella Inc. All rights reserved.

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Emerging Markets Represent Massive Upside to Already Large Addressable Market 16 Cloud / Data Analytics Emerging Markets Sensors & Software ($ in billions) Large and Growing Total Addressable Market Source: Cloud / Data Analytics and New Markets market sizes based on management estimates; Sensors & Software market size based on estimates from Yole Development Emerging Markets includes Metaverse, Vtubers, and B2C Health Applications & Services $3.6 $4.2 $4.8 $10.3 $12.3 $14.8 $31.8 $43.9 $76.2 $45.8 $60.5 $95.8 2021A 2023E 2025E Chart Title

OBSKUR Launch Adds New High Margin Revenue Streams Capital purposefully utilized to maximize operational growth Platform revenue share driven by viewer engagement Interactions Marketplace Virtual platform where creators can purchase digital assets Live-Streaming Software Platform Real-Time Avatar Movement Digital Avatars & Live Streaming Monetization • The first all-in-one broadcasting application for engaging livestreams built on Unreal Engine 5 • OBSKUR Mocap Box with Movella’s Xsens technology adds real-time movement to avatars • Opportunity for live streamers and vTubers to generate increased revenue OBSKUR Enabling Live Streamers and vTubers to interact with their audiences, monitor engagement, and generate revenue 17

Highly advanced proprietary sensor and sensor fusion technology 18 Strong IP Portfolio and Know-how Provide Competitive Moat Core Technology Areas Covered by IP and Know-how Rich Sensor Heritage 10+ Years of Technology Development In-House Know-how and IP 161 Issued, 15 Pending Patents Magnetic Immunity

Full-Stack Movement Digitization Leadership 19 Optical Motion Capture Competitors Inertial Motion Capture Competitors Inertial Sensor Module Competitors Full-Stack Inertial Motion Capture AI / Data Science Cloud / Analytics Visualization MoCap Sensor Fusion Sensors Sensor IP None Leader Note: Based on Movella management assessment, June 2023

Growth Strategy Driven by Multiple Growth Vectors 20 Growth of Established Products Ramp of Newer Products New Markets(1) Channel / International Expansion Selectively pursue acquisitions across all growth vectors 1) New Markets growth vector is not accounted for in revenue projections

Financial Summary

Financial Highlights $17.5M 1H 2023 Revenue Attractive, expected long-term EBITDA margins achieved through high growth, high gross margins, and increasing operating leverage Gross margin expected to expand driven by increasing SaaS software, new digital revenue streams and high sensor margins protected by strong IP and know-how 59% 1H 2023 Gross Margin $2M revenue impact from Hollywood strikes in Q2 partially offset by strong demand for workplace ergonomics in the auto industry $51.0M Q2 2023 Cash and Equivalents 22 25%-30% Long-Term EBITDA1 Margin Range Strong cash position following NASDAQ listing in February 2023 Upside Opportunities Incremental step function upside opportunities from emerging Metaverse, next-gen gaming, live-streaming, digital health, and other high-growth applications Note: The financial highlights reflect the Company's estimates solely as of 8/22/23. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information 1) See adjusted EBITDA definition on slide titled Investment Highlights

Hollywood Strikes: Impact and Mitigation 23 Mitigating Actions • Writers Strike began early May, followed by the Actors Strike in mid-July • Effectively shutdown film and television production in the U.S., the impact of which has been felt across the globe History Impact on Movella • Q2 revenues impacted by ~$2M • No new film or TV production, impacting Mocap revenues • Assumed reduction in revenue projections of $1M per month until strikes are resolved • Pushed out planned adjusted EBITDA breakeven from Q3 2023 until revenues recover • Prioritizing investments in key programs and initiatives expected to generate revenue in the near-term • Eliminating management layers to accelerate time to market and decision making • Reducing operating expenses, including an approximate 20% workforce reduction • Lowering breakeven point to $10-$11M in revenue

Business Model Summary 241) Sales into Automation & Mobility applications are only comprised of sensor systems Sales Channels (61% 1H 2023) Land-and-expand strategy with existing customers Direct Sales: (39% 1H 2023) 100% channel partner growth in CY2021A Indirect Sales: • Movella’s products are sold as integrated sensor / software solutions(1) • Full-stack non-GAAP gross margins 64%+ including sensors and software • Sensor revenue recognized upfront • Attractive and sustainable sensor gross margins driven by proprietary sensor technology and know-how • Transitioning from one-time license to annual subscription model Integrated Full-Stack Solutions

Attractive Long-Term Financial Model (non-GAAP) 25 1H 2023A Long-Term Model Gross Margin 59% 75% OpEx % 106% 40-45% Adj EBITDA Margin (47%) 25-30% Key Growth Drivers Key Profitability Drivers • Growth of Established Products • Channel / International Expansion • Ramp of Newer Products • New Markets (vTuber, Metaverse, Workplace Ergonomics, Digital Health) • Scaling with revenue growth at high gross margins • Recent cost reductions initiatives • Capital-efficient, capex light financial model Note: Projected figures reflect the Company's non-GAAP estimates solely. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information 1) See adjusted EBITDA definition on slide titled Investment Highlights

Multiple levers for margin expansion driven by growth, new revenue streams and expense management Experienced leadership team with track record of scaling global businesses organically and inorganically Proprietary technology protected by rich patent portfolio and decades of trade secrets & know-how Critical, scalable enabling technology for multiple high-growth emerging end markets and applications A global leader in digitization of movement with highly differentiated and integrated full-stack solutions Investment Highlights 26 Capital-efficient financial model and path to profitability(*) *Profitability is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that represents Movella’s net loss adjusted to exclude (1) deemed dividends from the accretion of Series D- 1 preferred stock (2) stock-based compensation expense (3) amortization of acquired intangibles (4) loss on debt extinguishment (5) change in fair value of warrant liabilities (6) debt issuance costs (7) revaluation of debt, net (8) impairment of intangible assets (9) interest expense (10) interest income (11) income tax expense (benefit) (12) depreciation and amortization (13) other expenses (income) (14) non-recurring transaction expenses and (15) other infrequent costs.

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